UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 10, 2012

NAVIDEA BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 450, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Cash Bonus Goals for Executive Officers

On April 10, 2012, the Board of Directors of Navidea Biopharmaceuticals, Inc. (the “Company”) adopted the following corporate objectives related to potential bonus grants, as recommended by the Company’s Compensation, Nominating and Governance Committee (the “Committee”):

•	Approval of the Company’s Lymphoseek® (99m-Tc-Tilmanocept) product by the United States Food and Drug Administration and initiation of the commercial launch of Lymphoseek in the United States, subject to maximum 30% reduction of bonus if not achieved.
•	Commencement of a Phase II or Phase III clinical study for AZD4694, a Fluorine-18 labeled precision radiopharmaceutical candidate for use in the imaging and evaluation of patients with signs or symptoms of cognitive impairment such as Alzheimer's Disease licensed by the Company from AstraZeneca AB, subject to maximum 15% reduction of bonus if not achieved.
•	Submission to the European Medicines Agency of an application for marketing authorization for Lymphoseek in the European Union, subject to maximum 10% reduction of bonus if not achieved.
•	Completion of an in-license or product acquisition transaction for the addition of a candidate to the Company’s development pipeline, subject to maximum 10% reduction of bonus if not achieved.
•	Discretionary bonus, equal to 35% of the total bonus objective.

The aforementioned objectives relate to the target bonus amounts established by the Committee related to the executive officers listed in the table below, to be paid in the first quarter of 2013, subject to reduction if the goals are not achieved. Each of the executive officers listed below are "named executive officers," as that term is defined in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended. The final amount of any cash bonus to be paid to the executive officers will be subject to the determination of the Committee at a meeting to be held after the delivery of the financial statements of the Company for the year ending December 31, 2012, and adjusted by the weighting percentage, if any, of the overall corporate objectives which were not achieved.

Name	Position	2012 Maximum Cash Bonus Amount

Mark J. Pykett, V.M.D., Ph.D.	President and Chief Executive Officer	$212,500
Thomas H. Tulip, Ph.D.	Executive Vice President and Chief Business Officer	$105,000
Brent L. Larson	Senior Vice President, Chief Financial Officer, Treasurer and Secretary	$72,875
Frederick O. Cope, Ph.D.	Senior Vice President, Pharmaceutical Research and Clinical Development	$67,750
Rodger A. Brown	Vice President, Regulatory Affairs/Quality Assurance	$38,200

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: April 13, 2012	By:	/s/ Brent L. Larson
Brent L. Larson, Senior Vice President and Chief Financial Officer

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